UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2014

REGIONS FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34034	63-0589368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

1900 FIFTH AVENUE NORTH

BIRMINGHAM, ALABAMA 35203

(Address, including zip code, of principal executive office)

Registrant’s telephone number, including area code: (800) 734-4667

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.	Material Modification to Rights of Security Holders.

Following the issuance of the 6.375% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series B, liquidation preference $1,000 per share, par value $1 per share (the “Series B Preferred Stock”), of Regions Financial Corporation (the “Company”) on April 29, 2014, the ability of the Company to declare or pay dividends on, or purchase, redeem or otherwise acquire, shares of its common stock, any shares of the Company that rank junior to the Series B Preferred Stock or any shares of the Company that are pari passu with the Series B Preferred Stock with respect to the payment of dividends (including the Company’s 6.375% Non-Cumulative Perpetual Preferred Stock, Series A) is subject to certain restrictions in the event that the Company does not declare and pay (or set aside) dividends on the Series B Preferred Stock for the last preceding dividend period. The terms of the Series B Preferred Stock, including such restrictions, are more fully described in the Certificate of Designations (as defined in Item 5.03 below), a copy of which is filed as Exhibit 3.3 to the Company’s Form 8-A filed on April 28, 2014 and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 28, 2014, the Company filed a Certificate of Designations (the “Certificate of Designations”) with the Secretary of State of the State of Delaware to establish the preferences, limitations and relative rights of the Series B Preferred Stock. The Certificate of Designations became effective upon filing, and a copy is filed as Exhibit 3.3 to the Company’s Form 8-A filed on April 28, 2014 and is incorporated herein by reference.

Item 8.01.	Other Events.

On April 24, 2014, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, and Morgan Stanley & Co. LLC, as representatives of the several underwriters listed therein (the “Underwriters”), relating to the public offering (the “Offering”) of 20,000,000 depositary shares (the “Depositary Shares”), each representing a 1/40th interest in a share of the Series B Preferred Stock. The Underwriting Agreement contains various representations, warranties and agreements by the Company, conditions to closing, indemnification rights and obligations of the parties and termination provisions. The description of the Underwriting Agreement set forth above is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Deposit Agreement, dated as of April 29, 2014 (the “Deposit Agreement”), by and among the Company, Computershare Trust Company, N.A., as depositary, Computershare Inc., and the holders from time to time of the depositary receipts described therein, relating to the Depositary Shares and the form of depositary receipt representing the Depositary Shares are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The form of certificate representing the Series B Preferred Stock is filed as Exhibit 4.3 to the Company’s Form 8-A filed on April 28, 2014 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated April 24, 2014, by and among Regions Financial Corporation and Goldman, Sachs & Co., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, and Morgan Stanley & Co. LLC, as representatives of the several underwriters listed therein.

3.1	Certificate of Designations of Regions Financial Corporation, filed with the Secretary of State of the State of Delaware and effective April 28, 2014 (filed as Exhibit 3.3 to the Company’s Form 8-A filed on April 28, 2014 and incorporated by reference herein).

4.1	Deposit Agreement, dated as of April 29, 2014, by and among Regions Financial Corporation, Computershare Trust Company, N.A., as depositary, Computershare Inc., and the holders from time to time of the depositary receipts described therein.

4.2	Form of depositary receipt representing the Depositary Shares (included as Exhibit A to Exhibit 4.1 hereto).

4.3	Form of certificate representing the Series B Preferred Stock (filed as Exhibit 4.3 to the Company’s Form 8-A filed on April 28, 2014 and incorporated by reference herein).

5.1	Opinion of Sullivan & Cromwell LLP.

8.1	Opinion of Sullivan & Cromwell LLP.

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

23.2	Consent of Sullivan & Cromwell LLP (included in Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Regions Financial Corporation

Date: April 29, 2014	By:	/s/ Fournier J. Gale, III
		Name:	Fournier J. Gale, III
		Title:	General Counsel and Corporate Secretary

EXHIBIT INDEX

Number	Description	Method of Filing

1.1	Underwriting Agreement, dated April 24, 2014, by and among Regions Financial Corporation and Goldman, Sachs & Co., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, and Morgan Stanley & Co. LLC, as representatives of the several underwriters listed therein.	Filed herewith.

3.1	Certificate of Designations of Regions Financial Corporation, filed with the Secretary of State of the State of Delaware and effective April 28, 2014.	Filed as Exhibit 3.3 to the Company’s Form 8-A filed on April 28, 2014 and incorporated by reference herein.

4.1	Deposit Agreement, dated as of April 29, 2014, by and among Regions Financial Corporation, Computershare Trust Company, N.A., as depositary, Computershare Inc., and the holders from time to time of the depositary receipts described therein.	Filed herewith.

4.2	Form of depositary receipt representing the Depositary Shares.	Included as Exhibit A to Exhibit 4.1 hereto.

4.3	Form of certificate representing the Series B Preferred Stock.	Filed as Exhibit 4.3 to the Company’s Form 8-A filed on April 28, 2014 and incorporated by reference herein.

5.1	Opinion of Sullivan & Cromwell LLP.	Filed herewith.

8.1	Opinion of Sullivan & Cromwell LLP.	Filed herewith.

23.1	Consent of Sullivan & Cromwell LLP.	Included in Exhibit 5.1.

23.2	Consent of Sullivan & Cromwell LLP	Included in Exhibit 8.1.